UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 13, 2019
AMERICAN CAMPUS COMMUNITIES, INC.
AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP
(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 732-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On February 13, 2019, American Campus Communities, Inc., as Guarantor (the "Company"), and American Campus Communities Operating Partnership LP, the Company's operating partnership, as Borrower (the "Operating Partnership"), entered into a First Amendment (the "Amendment") to Fifth Amended and Restated Credit Agreement with KeyBank National Association, as administrative agent and each of the lenders from time to time party to such revolving credit facility. Pursuant to the Amendment, the Operating Partnership exercised its right to increase the size of its senior unsecured revolving credit facility by $300 million, from $700 million to $1 billion, which facility may be further expanded by an additional $200 million upon the satisfaction of certain conditions. The revolving credit facility matures on March 15, 2022.

The revolving credit facility is available to, among other things, fund future property development, acquisitions, and other working capital needs, and for general corporate purposes.

The description herein of the Amendment is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Amendment filed as Exhibit 99.1 hereto.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit Number	Title
99.1
Form of First Amendment to Fifth Amended and Restated Credit Agreement, dated as of February 13, 2019, among American Campus Communities Operating Partnership LP, as Borrower; American Campus Communities, Inc., as Guarantor; KeyBank National Association, as Administrative Agent; and each of the lenders from time to time party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 20, 2019
AMERICAN CAMPUS COMMUNITIES, INC.

		By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer and Assistant Secretary

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

		By:	American Campus Communities Holdings LLC, its general partner

			By:	American Campus Communities, Inc., its sole member

				By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer and Assistant Secretary